Exhibit 3

                                 [Translation]

Cabinet Office Ordinance Concerning Disclosure of Status of Bulk Holding of Share Certificates, Etc.

Form No. 1

Cover page

Filing Document (2):                            Report on Amendment No. 3

Based on:                                       Article 27-25, Paragraph 1
                                                of the Securities and
                                                Exchange Law

Filed with:                                     Director of Tokai Local
                                                Finance Bureau

Name (3):                                       Fujio Cho, President,
                                                Toyota Motor Corporation

Address or Location of Head Office (3):         1 Toyota-cho, Toyota City,
                                                Aichi Prefecture

Effective Date of Reporting Duty (4):           December 15, 2003

Filing Date:                                    December 22, 2003

Total Number of Submitter and Joint Holders
(persons):                                      5

Submitting Method (5):                          Jointly


I. Matters Regarding Issuing Company (6)


   Name of Issuing Company           Toyota Motor Corporation
--------------------------------------------------------------------------------
   Company Code                      7203
--------------------------------------------------------------------------------
   Listed / Over-the-counter         Listed
--------------------------------------------------------------------------------
   Listed Securities Exchange(s)     Tokyo, Nagoya, Osaka, Fukuoka, Sapporo
--------------------------------------------------------------------------------
   Location of Head Office           1 Toyota-cho, Toyota City, Aichi Prefecture
--------------------------------------------------------------------------------


II.  Matters Regarding Submitter

   1. Submitter (Bulk Holder)/1 (7)
      (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)

   Individual / Judicial person      Judicial person (Joint stock company)
--------------------------------------------------------------------------------
   Name                              Toyota Motor Corporation
--------------------------------------------------------------------------------
   Address or Location of Head       1 Toyota-cho, Toyota City, Aichi Prefecture
   Office
--------------------------------------------------------------------------------
   Former Name
--------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
--------------------------------------------------------------------------------

       [2] Individual
--------------------------------------------------------------------------------
   Date of Birth
--------------------------------------------------------------------------------
   Occupation
--------------------------------------------------------------------------------
   Name of Company
--------------------------------------------------------------------------------
   Address of Company
--------------------------------------------------------------------------------

       [3] Judicial Person
--------------------------------------------------------------------------------
   Date of Incorporation               August 27, 1937
--------------------------------------------------------------------------------
   Name of Representative              Fujio Cho
--------------------------------------------------------------------------------
   Title of Representative             President
--------------------------------------------------------------------------------
   Business Purposes                   Manufacture, sale, leasing and repair
                                       of motor vehicles, ships, aircraft,
                                       other transportation machinery and
                                       apparatus, space machinery and apparatus,
                                       and parts thereof, etc.
--------------------------------------------------------------------------------

       [4] Place to Contact
--------------------------------------------------------------------------------
   Place to Contact and Name of         Yuji Maki, Project General Manager of
   Person in Charge                     Planning Department, Accounting Division
--------------------------------------------------------------------------------
   Telephone Number                     0565-28-2121
--------------------------------------------------------------------------------

     (2) Holding Purposes (9)
--------------------------------------------------------------------------------
   In order to improve capital efficiency and to implement flexible capital policies in accordance with the business environment.
--------------------------------------------------------------------------------

     (3) Breakdown of Stock, Etc. Held by Submitter (10)
       [1] Number of Stock, Etc. Held


                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                              250,761,029                    -                        -
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                400                    -         G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                       -         H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                       -         I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                 J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M        250,761,429     N              -         O              -
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                  -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q        250,761,429
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                400
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
-------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of November 30,
  2003)
-------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          6.95
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
-------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          5.84
  Held Stated in the Preceding
  Report (%)
-------------------------------------------------------------------------------

     (4)Conditions concerning Acquisition or Disposal during the Last Sixty
        (60) Days of Shares, Etc. Issued by Issuing Company (11)

----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
     October          Shares of common stock        4,313                Acquisition               Y3,358
     31,2003
----------------------------------------------------------------------------------------------------------------
   November 27,       Shares of common stock       24,750,000            Acquisition               Y3,210
       2003
----------------------------------------------------------------------------------------------------------------
   November 28,       Shares of common stock        4,435                Acquisition               Y3,303
       2003
----------------------------------------------------------------------------------------------------------------
   December 15,       Shares of common stock       15,250,000            Acquisition
       2003
----------------------------------------------------------------------------------------------------------------



     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
--------------------------------------------------------------------------------
   Not applicable.
--------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
-------------------------------------------------------------------------------
   Amount of Own Funds (T) (Y1,000)               761,417,725
-------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)                       -
   (Y1,000)
-------------------------------------------------------------------------------
   Total Amount of Other Funds (V) (Y1,000)                 -
-------------------------------------------------------------------------------
   Breakdown of Above (V)                                   -
-------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition          761,417,725
   (Y1,000) (T+U+V)
-------------------------------------------------------------------------------

       [2] Breakdown of Borrowings

----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of       Amount
            (Name of Branch)      Business     Representative                       Borrowing       (Y1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

II.  Matters Regarding Submitter

   2. Submitter (Bulk Holder)/2 (7)
     (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
-------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
-------------------------------------------------------------------------------
   Name                                 Toyota Auto Body Co., Ltd.
-------------------------------------------------------------------------------
   Address or Location of Head          100, Kaneyama, Ichirisato-cho,
   Office                               Kariya City, Aichi Prefecture
-------------------------------------------------------------------------------
   Former Name
-------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
-------------------------------------------------------------------------------

       [2] Individual
-------------------------------------------------------------------------------
   Date of Birth
-------------------------------------------------------------------------------
   Occupation
-------------------------------------------------------------------------------
   Name of Company
-------------------------------------------------------------------------------
   Address of Company
-------------------------------------------------------------------------------

       [3] Judicial Person
-------------------------------------------------------------------------------
   Date of Incorporation                August 31, 1945
-------------------------------------------------------------------------------
   Name of Representative               Risuke Kubochi
-------------------------------------------------------------------------------
   Title of Representative              President
-------------------------------------------------------------------------------
   Business Purposes                    Manufacture and sale of auto bodies
-------------------------------------------------------------------------------

       [4] Place to Contact
-------------------------------------------------------------------------------
   Place to Contact and Name of         Shinobu Ichikawa, Director and Deputy
   Person in Charge                     General Manager of Business
                                        Administration Division
-------------------------------------------------------------------------------
   Telephone Number                     0566-36-2121
-------------------------------------------------------------------------------

     (2) Holding Purposes (9)
-------------------------------------------------------------------------------
   For strategic investment (maintenance and development of the business relationship)
-------------------------------------------------------------------------------

     (3) Breakdown of Stock, Etc. Held by Submitter (10)
       [1] Number of Stock, Etc. Held

----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                        -                      -                  5,328,000
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                         -      G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                         -      H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                         -      I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M                 -      N                -       O           5,328,000
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                 -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q          5,328,000
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                  -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
-------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of November 30,
  2003)
-------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.15
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
-------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.15
  Held Stated in the Preceding
  Report (%)
-------------------------------------------------------------------------------

     (4)Conditions concerning Acquisition or Disposal during the Last Sixty
        (60) Days of Shares, Etc. Issued by Issuing Company (11)

----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
                          Not Applicable
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------



     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
-------------------------------------------------------------------------------
   Not applicable.
-------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
-------------------------------------------------------------------------------
   Amount of Own Funds (T) (Y1,000)               1,176,102
-------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)             -
   (Y1,000)
-------------------------------------------------------------------------------
   Total Amount of Other Funds (V) (Y1,000)       -
-------------------------------------------------------------------------------
   Breakdown of Above (V)                         -
-------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition          1,176,102
   (Y1,000) (T+U+V)
-------------------------------------------------------------------------------

       [2] Breakdown of Borrowings

----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of     Amount
            (Name of Branch)      Business     Representative                        Borrowing      (Y1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

II.  Matters Regarding Submitter

   3. Submitter (Bulk Holder)/3 (7) (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
-------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
-------------------------------------------------------------------------------
   Name                                 Kanto Auto Works Ltd.
-------------------------------------------------------------------------------
   Address or Location of Head          Tauraminato-cho, Yokosuka City,
   Office                               Kanagawa Prefecture
-------------------------------------------------------------------------------
   Former Name
-------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
-------------------------------------------------------------------------------

       [2] Individual
-------------------------------------------------------------------------------
   Date of Birth
-------------------------------------------------------------------------------
   Occupation
-------------------------------------------------------------------------------
   Name of Company
-------------------------------------------------------------------------------
   Address of Company
-------------------------------------------------------------------------------

       [3] Judicial Person
-------------------------------------------------------------------------------
   Date of Incorporation                July 22, 1942
-------------------------------------------------------------------------------
   Name of Representative               Susumu Uchikawa
-------------------------------------------------------------------------------
   Title of Representative              President
-------------------------------------------------------------------------------
   Business Purposes Manufacture, sale and repair of motor vehicles and other transportation machinery apparatus, and parts thereof, etc.
-------------------------------------------------------------------------------

       [4] Place to Contact
-------------------------------------------------------------------------------
   Place to Contact and Name of         Yousuke Uematsu, General Manager of
   Person in Charge                     Finance and Cost Management Division
-------------------------------------------------------------------------------
   Telephone Number                     046-862-2681
-------------------------------------------------------------------------------

       (2) Holding Purposes (9)
-------------------------------------------------------------------------------
For strategic investment (maintenance and development of the business relationship)
-------------------------------------------------------------------------------

     (3) Breakdown of Stock, Etc. Held by Submitter (10) [1] Number of Stock, Etc. Held

----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                      -                        -                    2,814,000
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                         -       G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                         -       H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                         -       I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                 J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M                -        N               -       O            2,814,000
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q        2,814,000
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
-------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of November 30,
  2003)
-------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.08
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
-------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.08
  Held Stated in the Preceding
  Report (%)
-------------------------------------------------------------------------------

     (4)Conditions concerning Acquisition or Disposal during the Last Sixty
        (60) Days of Shares, Etc. Issued by Issuing Company (11)

----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
                          Not Applicable
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
-------------------------------------------------------------------------------
   Not applicable.
-------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
-------------------------------------------------------------------------------
   Amount of Own Funds (T) (Y1,000)               2,102,568
-------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)             -
   (Y1,000)
-------------------------------------------------------------------------------
   Total Amount of Other Funds (V) (Y1,000)       -
-------------------------------------------------------------------------------
   Breakdown of Above (V)                         -
-------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition          2,102,568
   (Y1,000) (T+U+V)
-------------------------------------------------------------------------------

       [2] Breakdown of Borrowings

----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of      Amount
            (Name of Branch)      Business     Representative                        Borrowing      (Y1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

II.  Matters Regarding Submitter

   4. Submitter (Bulk Holder)/4 (7) (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
-------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
-------------------------------------------------------------------------------
   Name                                 Horie Metal Co.,Ltd.
-------------------------------------------------------------------------------
   Address or Location of Head          26, Konosu-cho 2-chome, Toyota City,
   Office                               Aichi Prefecture
-------------------------------------------------------------------------------
   Former Name
-------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
-------------------------------------------------------------------------------

       [2] Individual
-------------------------------------------------------------------------------
   Date of Birth
-------------------------------------------------------------------------------
   Occupation
-------------------------------------------------------------------------------
   Name of Company
-------------------------------------------------------------------------------
   Address of Company
-------------------------------------------------------------------------------

       [3] Judicial Person
-------------------------------------------------------------------------------
   Date of Incorporation                July 7, 1942
-------------------------------------------------------------------------------
   Name of Representative               Taketo Matoba
-------------------------------------------------------------------------------
   Title of Representative              President
-------------------------------------------------------------------------------
   Business Purposes                   Manufacture, sale and designing of parts
                                       of motor vehicles, processing and sale
                                       of steel plate.
-------------------------------------------------------------------------------

       [4] Place to Contact
-------------------------------------------------------------------------------
   Place to Contact and Name of         Katsuhide Ito, General Manager of
   Person in Charge                     Accounting Division, Operation
                                        Department
-------------------------------------------------------------------------------
   Telephone Number                     0565-29-8364
-------------------------------------------------------------------------------

       (2) Holding Purposes (9)
-------------------------------------------------------------------------------
For strategic investment (maintenance and development of the business relationship)
-------------------------------------------------------------------------------

     (3) Breakdown of Stock, Etc. Held by Submitter (10)
        [1] Number of Stock, Etc. Held

----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                  560,949                   -                        -
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                      -           G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                      -           H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                      -           I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                  J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                  K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                  L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M            560,949     N             -           O            -
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P                  -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q            560,949
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R                  -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of November 30,
  2003)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.02
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.02
  Held Stated in the Preceding
  Report (%)
----------------------------------------------------------------------------------------------------------------

     (4)Conditions concerning Acquisition or Disposal during the Last Sixty
        (60) Days of Shares, Etc. Issued by Issuing Company (11)

----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
                          Not Applicable
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
--------------------------------------------------------------------------------
   Not applicable.
--------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
-------------------------------------------------------------------------------
   Amount of Own Funds (T) (Y1,000)           -
-------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)         -
   (Y1,000)
-------------------------------------------------------------------------------
   Total Amount of Other Funds (V) (Y1,000)    -
-------------------------------------------------------------------------------
   Breakdown of Above (V)                      -
-------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition       -
   (Y1,000) (T+U+V)
-------------------------------------------------------------------------------

       [2] Breakdown of Borrowings

----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of       Amount
            (Name of Branch)      Business     Representative                        Borrowing      (Y1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

II.  Matters Regarding Submitter

   5. Submitter (Bulk Holder)/5 (7) (1) Profile of Submitter (8)
       [1] Submitter (Bulk Holder)
-------------------------------------------------------------------------------
   Individual / Judicial person         Judicial person (Joint stock company)
-------------------------------------------------------------------------------
   Name                                 TakaNichi Co., Ltd.
-------------------------------------------------------------------------------
   Address or Location of Head          1-1, Maehata, Ooshima-cho, Toyota City,
   Office                               Aichi Prefecture
-------------------------------------------------------------------------------
   Former Name
-------------------------------------------------------------------------------
   Former Address or Location of
   Head Office
-------------------------------------------------------------------------------

       [2] Individual
-------------------------------------------------------------------------------
   Date of Birth
-------------------------------------------------------------------------------
   Occupation
-------------------------------------------------------------------------------
   Name of Company
-------------------------------------------------------------------------------
   Address of Company
-------------------------------------------------------------------------------

       [3] Judicial Person
-------------------------------------------------------------------------------
   Date of Incorporation                December 27, 1960
-------------------------------------------------------------------------------
   Name of Representative               Naoki Noda
-------------------------------------------------------------------------------
   Title of Representative              President
-------------------------------------------------------------------------------
   Business Purposes                    Manufacture and sale of interior parts
                                        of motor vehicles.
-------------------------------------------------------------------------------

       [4] Place to Contact
-------------------------------------------------------------------------------
   Place to Contact and Name of         Kazuhisa Saiba, Group Leader of Legal
   Person in Charge                     Group, General Affairs Department
-------------------------------------------------------------------------------
   Telephone Number                     0565-52-3458
-------------------------------------------------------------------------------

       (2) Holding Purposes (9)
-------------------------------------------------------------------------------
For strategic investment (maintenance and development of the business relationship)
-------------------------------------------------------------------------------

     (3) Breakdown of Stock, Etc. Held by Submitter (10)
        [1] Number of Stock, Etc. Held

----------------------------------------------------------------------------------------------------------------
                                      Main Text of Article        Article 27-23,           Article 27-23,
                                       27-23, Paragraph 3       Paragraph 3, Item 1      Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                   -                        -                       30,000
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                   A                                      -          G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock                B                                      -          H
  Acquisition Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition        C                                      -          I
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to        D                                                 J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts
  Representing Ownership
  Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary            E                                                 K
  Receipts
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject         F                                                 L
  Securities
----------------------------------------------------------------------------------------------------------------
           Total (shares)             M             -        N               -          O            30,000
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which       P             -
  were Transferred through a
  Margin Transaction and which
  are to be Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held         Q        30,000
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted       R             -
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
-------------------------------------------------------------------------------

       [2] Percentage of Shares, Etc. Held
-------------------------------------------------------------------------------
  Total Number of Issued Shares       S      3,609,997,492
  (shares) (as of November 30,
  2003)
-------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.00
  Held by the Above-stated
  Submitter (%) (Q/(R+S)x100)
-------------------------------------------------------------------------------
  Percentage of Shares, Etc.                          0.01
  Held Stated in the Preceding
  Report (%)
-------------------------------------------------------------------------------

     (4)Conditions concerning Acquisition or Disposal during the Last Sixty
        (60) Days of Shares, Etc. Issued by Issuing Company (11)

----------------------------------------------------------------------------------------------------------------
       Date            Kind of Stock, Etc.           Number         Acquisition / Disposal       Unit Price
----------------------------------------------------------------------------------------------------------------
   November 7,        Shares of common stock        213,600                Disposal
       2003
----------------------------------------------------------------------------------------------------------------
   November 13,       Shares of common stock           79                  Disposal                Y3,470
       2003
----------------------------------------------------------------------------------------------------------------
   December 12,       Shares of common stock         42,300                Disposal
       2003
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


     (5) Material Agreements Including Security Agreements Related to Shares, Etc. (12)
-------------------------------------------------------------------------------
   Not applicable.
-------------------------------------------------------------------------------

     (6) Funds for Acquisition of Shares Held (13)
       [1] Breakdown of Funds for Acquisition
-------------------------------------------------------------------------------
   Amount of Own Funds (T) (Y1,000)           -
-------------------------------------------------------------------------------
   Total Amount of Borrowed Funds (U)         -
   (Y1,000)
-------------------------------------------------------------------------------
   Total Amount of Other Funds (V) (Y1,000)   -
-------------------------------------------------------------------------------
   Breakdown of Above (V)                     -
-------------------------------------------------------------------------------
   Total Amount of Funds for Acquisition      -
   (Y1,000) (T+U+V)
-------------------------------------------------------------------------------

       [2] Breakdown of Borrowings

----------------------------------------------------------------------------------------------------------------
  Number          Name             Type of         Name of          Location        Purpose of       Amount
            (Name of Branch)      Business     Representative                        Borrowing      (Y1,000)
----------------------------------------------------------------------------------------------------------------
    1       Not applicable.
----------------------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------------------
    3
----------------------------------------------------------------------------------------------------------------
    4
----------------------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------------------

IV. Summary List Regarding Submitter and Joint Holders

   1. Submitter and Joint Holders (18)

      Toyota Motor Corporation
      Toyota Auto Body Co., Ltd.
      Kanto Auto Works Ltd.
      Horie Metal Co.,Ltd.
      TakaNichi Co., Ltd.

   2.Breakdown of Stock, Etc. Held by Submitter and Joint Holders (19)
    (1) Number of Stock, Etc. Held

----------------------------------------------------------------------------------------------------------------
                                          Main Text of Article      Article 27-23,          Article 27-23,
                                           27-23, Paragraph 3     Paragraph 3, Item 1    Paragraph 3, Item 2
----------------------------------------------------------------------------------------------------------------
  Shares (shares)                                  251,321,978                                      8,172,000
----------------------------------------------------------------------------------------------------------------
  Warrants (shares)                       A                400                -          G
----------------------------------------------------------------------------------------------------------------
  Certificate of Stock Acquisition        B                                   -          H
  Rights (shares)
----------------------------------------------------------------------------------------------------------------
  Bonds with Stock Acquisition Rights     C                                   -          I
  (shares)
----------------------------------------------------------------------------------------------------------------
  Covered Warrants relating to            D                                              J
  Subject Securities
----------------------------------------------------------------------------------------------------------------
  Depositary Receipts Representing
  Ownership Interest in Shares
----------------------------------------------------------------------------------------------------------------
  Other Related Depositary Receipts       E                                              K
----------------------------------------------------------------------------------------------------------------
  Bonds Redeemable by Subject             F                                              L
  Securities
----------------------------------------------------------------------------------------------------------------
             Total (shares)               M        251,322,378    N                      O          8,172,000
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc., which were      P                  -
  Transferred through a Margin
  Transaction and which are to be
  Deducted
----------------------------------------------------------------------------------------------------------------
  Number of Shares, Etc. Held             Q        259,494,378
  (Total) (M+N+O-P)
----------------------------------------------------------------------------------------------------------------
  Number of Potentially Diluted           R                400
  Shares Held
  (A+B+C+D+E+F+G+H+I+J+K+L)
----------------------------------------------------------------------------------------------------------------

     (2) Percentage of Shares, Etc. Held
----------------------------------------------------------------------------------------------------------------
  Total Number of Issued Shares           S      3,609,997,492
  (shares) (as of November 30, 2003)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc. Held by                      7.19
  the Above-stated Submitter (%)
  (Q/(R+S)x100)
----------------------------------------------------------------------------------------------------------------
  Percentage of Shares, Etc. Held                         6.09
  Stated in the Preceding Report (%)
----------------------------------------------------------------------------------------------------------------